Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Worldwide Strategies Incorporated (the "Company") on Form 10-K for the year ending July 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James P.R. Samuels, CEO (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 17, 2015	By:	/s/ James P.R. Samuels
James P.R. Samuels, CEO
Chief Executive Officer